CASH AND CASH EQUIVALENTS	12 Months Ended
Dec. 31, 2025
Cash and cash equivalents [abstract]
CASH AND CASH EQUIVALENTS	CASH AND CASH EQUIVALENTS
Cash and cash equivalents are held for the purpose of meeting short-term cash commitments rather than for investment or other purposes. Cash and cash equivalents are comprised of cash at bank and on hand and highly liquid investments that are readily convertible to known amounts of cash, are subject to only an insignificant risk of changes in value and have an original maturity of less than three months.
Cash and cash equivalents consisted of the following items as of December 31:

	2025	2024

Cash and cash equivalents at banks and on hand	247	479
Short-term deposits and money market funds	208	195
Cash and cash equivalents, as presented in the consolidated statement of cash flows	455	674
Cash at banks and cash equivalents with original maturity of less than three months held by Kyivstar amounting to US$238 (2024: US$234) earns interest based on bank deposit rates, current account rates and Ukrainian Sovereign bonds rates. Short-term deposits are made for varying periods of between one day and three months, depending on the immediate cash requirements of the Group, and earn interest at the respective short-term deposit rates.
Short-term deposits held by Kyivstar amounting to US$202 (2024: US$195).
The imposition of currency exchange controls or other similar restrictions on currency convertibility in Ukraine could limit the Group’s ability to convert local currencies or repatriate local cash in a timely manner or at all, as well as remit dividends.
As of December 31, 2025, US$415 (2024: US$429) of cash held by Kyivstar in Ukraine was subject to currency restrictions that limited ability to upstream the cash or make certain payments outside the country, but these balances are otherwise freely available to the Ukrainian operations.